UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C Information

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934

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☒	Preliminary Information Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))
☐	Definitive Information Statement

WeTrade Group Inc.
(Name of Registrant as Specified in Its Charter)

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WeTrade Group Inc.

Room 519, 05/F, Block T3, Qianhai Premier Finance Centre Unit 2,

Guiwan Area, Nanshan District, Shenzhen, China

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To the Holders of Common Stock of WeTrade Group Inc.:

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of common stock, with no par value (the “Common Stock”), of WeTrade Group Inc., a Wyoming corporation (the “Company”), to notify the Stockholders that on January 17, 2024, the Company received a majority written consent in lieu of a special meeting of the Stockholders of 50.05% of the Company’s Common Stock (the “Majority Stockholders”), together holding in the aggregate more than a majority of the total voting power of all issued and outstanding voting capital of the Company. The Majority Stockholders authorized the change of name and Nasdaq Trading Symbol of the Company.

On January 17, 2024, the Board of Directors of the Company (the “Board”) approved, and recommended to the Majority Stockholder that they approve the change of name and Nasdaq Trading Symbol of the Company.

The written consent by the Majority Stockholders was obtained pursuant to Section 17-16-704 of the Wyoming Business Corporation Act.

For further information regarding the matters as to which Majority Stockholders’ consent was given, we urge you to carefully read the accompanying Information Statement.

By Order of the Board of Directors,

January 30, 2024	/s/ Lichen Dong
Lichen Dong Chairman of the Board

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WeTrade Group Inc.

Room 519, 05/F, Block T3, Qianhai Premier Finance Centre Unit 2,

Guiwan Area, Nanshan District, Shenzhen, China

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 30, 2024

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of common stock, with no par value (the “Common Stock”), of WeTrade Group Inc., a Wyoming corporation (the “Company”), to notify the Stockholders that on January 17, 2024, the Company received a majority written consent in lieu of a special meeting of the Stockholders of 50.05% of the Company’s Common Stock (the “Majority Stockholders”), together holding in the aggregate more than a majority of the total voting power of all issued and outstanding voting capital of the Company. The Majority Stockholders authorized that the Company changes its name from “WeTrade Group Inc.” to “Next Technology Holding Inc”; and be it further, authorized that the Company changes its Nasdaq Trading Symbol from “WETG” to “NXTT”; and be it further, authorized that the first article of the Company’s Articles of Incorporation is revised to read as follows: “I. The name of the corporation is: Next Technology Holding Inc.” (the “Changes”).

Dissenting Stockholders do not have any statutory appraisal rights as a result of the action taken. The Board of Directors of the Company (the “Board”) does not intend to solicit any proxies or consents from any other Stockholders in connection with this action.

There will not be a meeting of Stockholders and none is required under Wyoming Business Corporation Act when an action has been approved by written consent of the holders of a majority of the outstanding shares of our Common Stock as permitted by the Articles of Incorporation of the Company.

The Board of Directors has fixed the close of business on January 17, 2024, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

WHAT VOTE WAS REQUIRED TO APPROVE THE CHANGES?

For the approval of the Changes, the affirmative vote of at least 50% of the outstanding voting stock was required for approval.

CONSENTING STOCKHOLDERS

On January 17, 2024, our Board unanimously adopted resolutions declaring the advisability of, and recommended that Stockholders approve the Changes. In connection with the adoption of these resolutions, the Board selected to seek the written consent of the holders of a majority of our outstanding voting stock. As of January 17, 2024, there were issued and outstanding 2,625,130 shares of our Common Stock with no par value.

On January 17, 2024, the Majority Stockholders which/who collectively own 50.05% of the Company’s outstanding Common Stock, consented in writing to the Changes.

the Majority Stockholders	Amount of Beneficial Ownership of Common Stock	Percentage Ownership of Common Stock
Perfect Linkage Group Limited	231,164	8.81%
Blue Rose Worldwide Limited	231,164	8.81%
Golden Genius Development Limited	245,012	9.33%
Fubao Group Limited	245,011	9.33%
Green Ally Enterprises Limited	128,000	4.88%
Winning Mission Group Limited	128,000	4.88%
Huang Ye	52,700	2.01%
Sau Kiew Ng	52,700	2.01%

Under the Wyoming Business Corporation Act, we are required to give all Stockholders written notice of any actions that are taken by written consent without a Stockholder meeting.

We are not seeking written consent from any of our Stockholders and our other Stockholders will not be given an opportunity to vote with respect to the Changes. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purposes of advising Stockholders of the action taken by written consent, as required by the Wyoming Business Corporation Act.

Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken have no right under Wyoming Business Corporation Act to dissent or require a vote of all our Stockholders.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 17, 2024, the number and percentage of shares of outstanding Common Stock of the Company, owned of record and beneficially, by each person known by the Company to own 5% or more of such stock, each director of the Company, and by all executive officers and directors of the Company. Unless otherwise indicated below, the address of each person listed in the table below is

Directors and Named Executive Officers	Amount of Beneficial Ownership of Common Stock	Percentage Ownership of Common Stock
Lichen Dong	-	-
Lim Kian Wee	-	-
Mahesh Thapaliya	-	-
Jianbo Sun	-	-
Ken Tsang	-	-
Nan Ding	-	-
All executive officers and directors as a group (6 persons)	0	0%

5% or Greater Shareholders
Huang Xiumei	256,849	9.78%
Perfect Linkage Group Limited	231,164	8.81%
Blue Rose Worldwide Limited	231,164	8.81%
Golden Genius Development Limited	245,012	9.33%
Fubao Group Limited	245,011	9.33%

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DISSENTER’S RIGHTS OF APPRAISAL

Holders of our voting securities do not have dissenter’s rights under the Wyoming Business Corporation Act in connection with our Proposal.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

By Order of the Board of Directors,

/s/ Lichen Dong
Lichen Dong Chairman of the Board

January 30, 2024

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